Exhibit 10.14

Execution Version

FIRST AMENDMENT TO

TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”), is made and entered into as of April 10, 2015, by and among U.S. XPRESS ENTERPRISES, INC., a Nevada corporation (the “Borrower”), NEW MOUNTAIN LAKE HOLDINGS, LLC, a Nevada limited liability company (“Holdings”), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as administrative and collateral agent (the “Agent”) for the several banks and other financial institutions from time to time party to the Term Loan Agreement (as defined below) as lenders (collectively, the “Lenders”) and the Lenders.

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Lenders and the Agent are parties to that certain Term Loan Agreement, dated as of May 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Term Loan Agreement), pursuant to which the Lenders have made certain Term Loans to the Borrower;

WHEREAS, the Borrower has requested certain amendments to the Term Loan Agreement, and subject to the terms and conditions hereof, the requisite Lenders are willing to agree to such amendments and the parties have agreed to effect such amendments through this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties (including the Agent and the Required Lenders) agree as follows:

1.                                      Amendments.  Effective upon the satisfaction of the conditions set forth in Section 3 below, the Term Loan Agreement is hereby amended as follows:

a.                                      The definition of “Permitted Investment” in Section 1.1 of the Term Loan Agreement is hereby amended by deleting the word “and” at the end of subsection (p), replacing the period at the end of subsection (q) with a comma, followed by the word “and,” and adding the following subsection:

(r)                                    equity interests (including but not limited to redeemable preferred equity that might constitute Indebtedness of the XGS Parent) of the XGS Parent issued in connection with a Permitted Xpress Global Sale, consisting of (i) common equity interests of the XGS Parent, issued in accordance with the XGS Organizational Documents, of approximately 10% of the fully diluted common equity interests of the XGS Parent as of the date of the consummation of a Permitted Xpress Global Sale, and (ii) preferred equity interests of the XGS Parent, issued in accordance with the XGS Organizational Documents, valued at approximately $5,000,000 as of the date of the consummation of a Permitted Xpress Global Sale; provided in each case that the Loan Party that is the owner of any such common equity interests or preferred equity interests referred to in subclauses (i) and (ii) of this clause (r) shall have complied with Section 6.09 of the Guaranty and Security Agreement with respect to such interests.

b.                                      The definition of “Permitted Xpress Global Sale” in Section 1.1 of the Term Loan Agreement is hereby amended by replacing such definition in its entirety with the following:

“Permitted Xpress Global Sale” shall mean the sale, lease, or other disposition (each, a “disposition”) of all or substantially all of the assets, liabilities, or equity interests, or any combination of any of the foregoing, used in the business of Xpress Global Systems, Inc., a Georgia corporation to be converted on or prior to the date of the First Amendment into a Georgia limited liability company (as so converted, the “XGS Entity”), whether such assets or liabilities are owned by the XGS Entity or leased by the XGS Entity from a Loan Party or any other Person, pursuant to the XGS Purchase Agreement so long as (A) after giving effect on a Pro Forma Basis to such disposition, the Borrower would be in compliance with the covenants set forth in Article VI, measured as of the last day of the most recently ended Fiscal Quarter for which financial statements had been delivered, (B) no Default or Event of Default shall exist before or after giving effect on a Pro Forma Basis to such disposition, (C) the consideration for such disposition consists of cash or a combination of cash and equity interests (including but not limited to redeemable preferred equity that might constitute Indebtedness of the XGS Parent) of the XGS Parent to the extent such equity interests would qualify as a Permitted Investment, and (D) the Borrower has delivered an officer’s certificate to the Lead Lenders, in form and substance reasonably satisfactory to such Lead Lenders, certifying that each of the foregoing conditions is satisfied.  Notwithstanding anything to the contrary in Section 2.6(a), (a) the reinvestment right contained in Section 2.6(a)(ii)(A)(ii) shall not apply to the Net Cash Proceeds received by the Borrower in connection with any Permitted Xpress Global Sale and (b) the Borrower and its Subsidiaries shall pay to the Agent, as a prepayment of the Loans, the Net Cash Proceeds received by the Borrower in connection with any Permitted Xpress Global Sale on the date of receipt thereof (net of any amount required to prepay (and is actually applied to) the “Obligations” under and as defined in the ABL Facility pursuant to Section 2.4(e)(ii) thereof and Sections 4.1 and 5.1(c) of the Intercreditor Agreement), which for the avoidance of doubt shall not result in a permanent reduction of commitments under the ABL Facility.  The parties acknowledge and agree that the final terms of a disposition may include (i) the provision by the Borrower or any of its Subsidiaries of customary transition services, including without limitation IT and accounting services, for customary and reasonable periods of time, (ii) the lease by the Borrower or any of its Subsidiaries of Real Estate or equipment used by the XGS Entity in the ordinary course of business, including without limitation Rolling Stock to the buyer or surviving entity, which leases may include purchase options for such assets (so long as the consideration for such purchase options is cash) and the lease by the Borrower or any of its Subsidiaries of Real Estate from the XGS Entity, and (iii) the conversion of Xpress Global Systems, Inc. from a corporation to a limited liability company prior to or contemporaneously with the consummation of the disposition, which organization in a different jurisdiction and conversion, notwithstanding anything to the contrary in the Loan Documents, will not require notice to or consent of any Lender or Lenders under any Loan Document.

c.                                       Section 1.1 of the Term Loan Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“First Amendment” means that certain First Amendment to Term Loan Agreement, dated as of April 10, 2015 by and among the Borrower, Holdings, the Agent and the Lenders.”

“XGS Entity” has the meaning set forth in the definition of “Permitted Xpress Global Sale.”

“XGS Organizational Documents” means the articles of organization and LLC or operating agreement of the XGS Parent as in effect on the date of the First Amendment.”

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“XGS Parent” means XGS Acquisition, LLC, a Delaware limited liability company, and after giving effect to the Permitted XGS Global Sale, the sole holder of membership interests in the XGS Entity.”

“XGS Purchase Agreement” means that certain membership interest purchase agreement, dated as of and as in effect on the date of the First Amendment, by and among the XGS Entity, Xpress Holdings, Inc., Borrower and the XGS Parent, for the Permitted Xpress Global Sale occurring on the date of the First Amendment.”

2.                                      Release Letter; Treatment of Prepayments from Permitted Xpress Global Sale. Subject to the satisfaction of the conditions set forth in Section 3 below, the Agent shall deliver a release letter to the Borrower in the form of Annex A hereto (the “Release Letter”). Notwithstanding anything in Section 2.15(a) of the Term Loan Agreement to the contrary, the parties hereto hereby agree that the Agent shall distribute any payment received by it on April 3, 2015 in respect of the Permitted Xpress Global Sale to the Lenders on the next succeeding Business Day in accordance with Section 2.6(f) of the Term Loan Agreement, and such amounts shall be deemed to have been received on such next succeeding Business Day for purposes of calculating interest thereon.

3.                                      Conditions to Effectiveness of this Amendment.  Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that the amendments set forth in Section 1 above and the release set forth in Section 2 above shall not become effective, and the Borrower shall have no rights thereunder, unless and until the Agent and Lead Lenders receive:

a.                                      Reimbursement or payment of its costs and expenses incurred in connection with this Amendment (including reasonable fees, charges and disbursements of counsel to the Lead Lenders and the Agent);

b.                                      Executed counterparts to this Amendment from the Borrower, Holdings, the Agent and the Lenders constituting at least Required Lenders;

c.                                       A copy of the final form of the purchase and sale agreement for the Permitted Xpress Global Sale to occur on the date hereof, in form and substance satisfactory to the Lead Lenders (it being understood that the purchase and sale agreement reviewed by the Lead Lenders on April 9, 2015 is deemed to be in form and substance satisfactory to the Lead Lenders), and all related transaction documents;

d.                                      Copies of the XGS Organizational Documents, certified by the secretary of the XGS Parent that they are true, correct and complete as of the date hereof;

e.                                       A final funds flow and detailed sources and uses statement in respect of the sale of the XGS Parent, in form and substance satisfactory to the Lead Lenders and setting forth the calculations of (i) the Net Cash Proceeds of the Permitted Xpress Global Sale and (ii) the Eligible Accounts (as defined in the ABL Facility as in effect on May 30, 2014) of the Permitted Xpress Global Sale, calculated with reference to the most recent borrowing base certificate based upon which advances were made under the ABL Facility, payable to the ABL Agent in accordance with Section 5.1(b)(iii)(B) of the Intercreditor Agreement;

f.                                        An acknowledgment by the ABL Agent and lenders under the ABL Facility of this Amendment and the transactions hereunder, including consent and authorization by the ABL Agent for

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Borrower (or its agents or designees) to release the Liens of the ABL Agent in Collateral (as defined in the Intercreditor Agreement) disposed of in the Permitted Xpress Global Sale; and

g.                                       All other documents, opinions or information reasonably requested by the Agent.

4.                                      Representations and Warranties.  To induce the Lenders to consent to this Amendment and instruct the Agent to enter into this Amendment, each of the Borrower and Holdings hereby represents and warrants to the Lenders and the Agent that:

a.                                      The execution, delivery and performance by each of the Borrower and Holdings of this Amendment: (i) does not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any Requirements of Law applicable to any Loan Party or any judgment, order or ruling of any Governmental Authority, and (iii) will not give rise to a right thereunder to require any payment to be made by any Loan Party;

b.                                      This Amendment has been duly executed and delivered by each of the Borrower and Holdings and constitutes a legal, valid and binding obligation of each of the Borrower and Holdings, enforceable against each of Borrower and Holdings in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general; and

c.                                       Before and after giving effect to this Amendment, the representations and warranties contained in the Term Loan Agreement and the other Loan Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

5.                                      Effect of Amendment.  All terms of the Term Loan Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower, Holdings and the other Loan Parties to the Lenders and the Agent.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Term Loan Agreement, nor constitute a waiver of any provision of the Term Loan Agreement.  Each of this Amendment and the Release Letter shall constitute a Loan Document for all purposes of the Term Loan Agreement.

6.                                      Release.  Effective on the date hereof, the Borrower, Holdings, on behalf of themselves and each other Loan Party, hereby waives, releases, remises and forever discharges the Agent and each Lender, each of their respective Affiliates, and each of the officers, directors, employees and agents of the Agent, each Lender and their respective Affiliates (collectively, the “Releasees”), from any and all claims, suits, investigations, proceedings, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, which the Borrower, Holdings or any other Loan Party ever had, or now has against any such Releasee which relates, directly or indirectly to this Amendment, the Term Loan Agreement, any other Loan Document, or to any acts or omissions of any such Releasee under, in connection with, pursuant to or otherwise in respect of this Amendment, the Term Loan Agreement or any of the other Loan Documents, except for the duties and obligations of the Releasees set forth in this Amendment, the Term Loan Agreement, or any of the other Loan Documents.

7.                                      Reaffirmation of Obligations and Acknowledgment of Indebtedness.  Each of the Borrower and Holdings hereby acknowledges that the Loan Documents and the Obligations constitute the valid and

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binding obligations of the Loan Parties enforceable against the Loan Parties, and each of the Borrower and Holdings hereby reaffirms its obligations under the Loan Documents.

8.                                      Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

9.                                      No Novation.  This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Term Loan Agreement or an accord and satisfaction in regard thereto.

10.                               Costs and Expenses.  The Borrower agrees to pay all reasonable, out-of-pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment in accordance with Section 10.3(a) of the Term Loan Agreement.

11.                               Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

12.                               Binding Nature.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

13.                               Entire Understanding.  This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

14.                               Agent Authorization. Each of the undersigned Lenders hereby authorizes Agent to execute and deliver this Amendment, the Release Letter and the other documents entered into in connection herewith on its behalf and, by its execution below, each of the undersigned Lenders agrees to be bound by the terms and conditions of this Amendment and such other documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

U.S. XPRESS ENTERPRISES, INC.

By:	/s/ Ray M. Harlin
	Name:	Ray M. Harlin
	Title:	President, Treasurer, Chief Financial Officer, and Assistant Secretary

HOLDINGS:

NEW MOUNTAIN LAKE HOLDINGS, LLC

By:	/s/ Lisa Pate
	Name:	Lisa Pate
	Title:	Manager, President, and Treasurer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN AGREEMENT

AGENT:

WILMINGTON TRUST, as administrative and collateral agent

By:	/s/ Jennifer Anderson
	Name:	Jennifer Anderson
	Title:	Assistant Vice President

LENDERS:

DARBY CREEK LLC, as a lender
By: FS Investment Corporation II, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC,
as Sub-Adviser

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

DUNLAP FUNDING LLC, as a lender
By: FS Investment Corporation III, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC, as
Sub-Adviser

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

JUNIATA RIVER LLC, as a lender
By: FS Investment Corporation II, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC,
as Sub-Adviser

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Signature Page to First Amendment to Term Loan Agreement

LENDERS:

LEHIGH RIVER LLC, as a lender
By: FS Investment Corporation II, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC,
as Sub-Adviser

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

LOCUST STREET FUNDING LLC, as a lender

By: FS Investment Corporation, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC,
as Sub-Adviser

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

RACE STREET FUNDING LLC, as a lender
By: FS Investment Corporation, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC, as
Sub-Adviser

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

WISSAHICKON CREEK LLC, as a lender
By: FS Investment Corporation II, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC, as
Sub-Adviser

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Signature Page to First Amendment to Term Loan Agreement

LENDERS:

BENEFIT STREET PARTNERS SMA LM L.P., as a lender

By:	/s/ Bryan Martoken
	Name:	Bryan Martoken
	Title:	CFO

PECM STRATEGIC FUNDING L.P., as a lender

By:	/s/ Bryan Martoken
	Name:	Bryan Martoken
	Title:	CFO

PROVIDENCE DEBT FUND III SPV L.P., as a lender

By:	/s/ Bryan Martoken
	Name:	Bryan Martoken
	Title:	CFO

PROVIDENCE DEBT FUND III L.P., as a lender

By:	/s/ Bryan Martoken
	Name:	Bryan Martoken
	Title:	CFO

PROVIDENCE DEBT FUND III MASTER (NON-US) L.P., as a lender

By:	/s/ Bryan Martoken
	Name:	Bryan Martoken
	Title:	CFO

PROVIDENCE DEBT FUND III (NON-US) SPV L.P., as a lender

By:	/s/ Bryan Martoken
	Name:	Bryan Martoken
	Title:	CFO

Signature Page to First Amendment to Term Loan Agreement

LENDERS:

TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA, as a lender

By:	/s/ Jason Strife
	Name:	Jason Strife
	Title:	Senior Director

Signature Page to First Amendment to Term Loan Agreement

Annex A

See attached.

[WILMINGTON TRUST]

April 10, 2015

U.S. Xpress Enterprises, Inc.

4080 Jenkins Road

Chattanooga, TN 37421

Attn: Ray Harlin, President & Chief Financial Officer

Re:                            Release of Xpress Global Systems, LLC

Ladies and Gentlemen:

Reference is made to that certain Term Loan Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of May 30, 2014, by and among U.S. XPRESS ENTERPRISES, INC., a Nevada corporation (the “Borrower”), NEW MOUNTAIN LAKE HOLDINGS, LLC, a Nevada limited liability company, WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as administrative and collateral agent (the “Agent”) for the several banks and other financial institutions from time to time party thereto as lenders (collectively, the “Lenders”) and the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

We understand that the Borrower expects to prepay certain amounts under the Credit Agreement in connection with the sale of all of the outstanding membership interests of Xpress Global Systems, LLC, a Georgia limited liability company formerly known as Xpress Global Systems, Inc. (the “XGS Entity”), pursuant to the terms of the XGS Purchase Agreement (the “Xpress Global Sale”).

1.                                      This release letter (this “Release Letter”) confirms that, upon receipt by the Agent in accordance with the wire instructions attached hereto as Annex A of $22,723,326.73, which amount represents the Net Cash Proceeds of the Xpress Global Sale (net of any amount required to prepay (and that is actually applied to prepay) the “Obligations” under and as defined in the ABL Facility pursuant to Section 2.4(e)(ii) thereof and Sections 4.1 and 5.1(c) of the Intercreditor Agreement (which for the avoidance of doubt shall not result in a permanent reduction of commitments under the ABL Facility)) in accordance with the terms of the XGS Purchase Agreement (the “Payoff Amount”):

(a)                  all Liens granted to or held by the Agent under the Loan Documents on the assets of the XGS Entity, and any Collateral disposed of pursuant to the Xpress Global Sale, shall be released, including, without limitation,(i) any assets of a Loan Party transferred to the XGS Entity pursuant to (A) that certain Bill of Sale, dated on or about the date of the XGS Purchase Agreement from U.S. Xpress Leasing, Inc., a Tennessee corporation (“Xpress Leasing”) to the XGS Entity, (B) those certain assignment and assumption agreements, dated on or about the date of the XGS Purchase Agreement from Xpress Leasing to the XGS Entity, and (C) that certain Contribution Agreement, dated on or about the date of the XGS Purchase Agreement by and among the Borrower, Holdings (as defined below) and the XGS Entity, and (ii) all equity interests issued by the XGS Entity (all of the assets described in this clause (a) collectively, the “Released Collateral”);

(b)         the XGS Entity will be released from any and all of its obligations under the Loan Documents, and will no longer be a Loan Party;

(c)          each of the Borrower, PNC’s Counsel (as defined below), Brightwood Loan Services, LLC and the XGS Entity (and its respective agents and designees) shall be authorized to file UCC termination statements (with respect to any UCC financing statements naming the XGS Entity as debtor and Agent as secured party) in the form attached hereto as Annex B and UCC amendments (with respect to any UCC financing statements naming Xpress Leasing or Borrower as debtor and Agent as secured party) in the form attached hereto as Annex C, in each case to release such Liens on the Released Collateral, and lien releases covering such Liens relating to any titled motor vehicles constituting Released Collateral (except with respect to the lien releases described in clause 1(e) below, subject to Agent’s prior approval (such approval not to be unreasonably withheld, delayed or conditioned));

(d)         the Agent will execute and deliver to the Borrower, at Borrower’s expense, such additional documents, instruments, or releases, including, without limitation, notices of termination with respect to deposit account control agreements, landlord waivers and real estate mortgages with respect to the Released Collateral, in each case, in recordable form where applicable as Borrower may request to further carry out the terms of this Section 1, and Borrower (and its respective agents and designees) shall be authorized to file any such documents, instruments, or releases, as applicable (subject to Agent’s prior approval (such approval not to be unreasonably withheld, delayed or conditioned)); and

(e)          if the Payoff Amount is received no later than 1:00 p.m., Minneapolis, MN time on a Business Day, the Agent will, on such date (or, if the Payoff Amount is received by the Agent after 1:00 p.m., Minneapolis, MN time on a Business Day, on the next Business Day), deliver, by overnight delivery, to Shannon C. Baxter, McKenna Long & Aldridge LLP (“PNC’s Counsel”), 303 Peachtree Street, Suite 5300, Atlanta, Georgia 30308, as agent for PNC Bank, National Association, such original certificates of title (properly endorsed to reflect the release of Agent’s Liens and security interests thereon or with an original Lien release letter/affidavit (to the extent previously provided to the Agent for execution and as required or permitted by the laws of the applicable state)) in respect of the Released Collateral and any other original Collateral in the possession of Agent constituting Released Collateral.

Notwithstanding the foregoing, the Lien releases referred to above shall not apply to, and the Released Collateral shall not include, (i) any equity interests or membership interests in XGS

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Acquisition, LLC, a Delaware limited liability company, issued to Xpress Holdings, Inc., a Nevada corporation (“Holdings”) or any other Loan Party in connection with the Xpress Global Sale, and (ii) any letter of credit issued to Holdings or any other Loan Party in connection with the Xpress Global Sale. For purposes of this Release Letter, the term “Business Day” shall not include April 3, 2015.

2.                                      If the Payoff Amount is not received by Agent on or prior to 5:00 p.m. Minneapolis, MN time, April 14, 2015, this Release Letter shall terminate and be of no further force and effect.

3.                                      Except as expressly provided for in this Release Letter, nothing herein or in the Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Credit Agreement or the other Loan Documents or discharge or release the Lien or subordinate the priority of any Loan Document or any other security therefor. Nothing contained herein or in the Credit Agreement shall be construed as a substitution for or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to the extent repaid as provided herein.

4.                                      This Release Letter may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Release Letter by signing any such counterpart. Delivery of an executed counterpart of this Release Letter by telefacsimile or other electronic methods shall be equally as effective as delivery of an original executed counterpart. Any party delivering an executed counterpart of this Release Letter by telefacsimile or electronic mail also shall deliver an original executed counterpart, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Release Letter.

5.                                      This Release Letter shall be governed by, and construed and enforced in accordance with, the laws of the state of New York as applied to agreements among parties resident therein. Whenever possible, each provision of this Release Letter shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Release Letter shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Release Letter.

6.                                      By their signatures below each of the Loan Parties acknowledges and agrees to the terms of the First Amendment to Term Loan Agreement (the “Amendment”) by and among Borrower, New Mountain Lake Holdings, LLC, Agent and certain of the Lenders dated on or about the date of this Release Letter and, except as expressly provided for in this Release Letter hereby affirms its absolute and unconditional promise to pay the Term Loans and other amounts due under the Credit Agreement, as amended hereby, at the times and in the amounts provided for therein.

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If you agree to the terms of this Release Letter, kindly have each of the Loan Parties sign below whereupon this Release Letter shall become a binding agreement among us.

AGENT:	WILMINGTON TRUST, as administrative and collateral agent

By:
	Name:	Jennifer Anderson
	Title:	Assistant Vice President

Accepted and Agreed:

HOLDINGS:	New Mountain Lake Holdings, LLC, a Nevada limited liability company

By:
	Name:	Lisa M. Pate
	Title:	Manager, President, and Treasurer

BORROWER:	U.S. Xpress Enterprises, Inc., a Nevada corporation

By:
	Name:	Ray M. Harlin
	Title:	President, Treasurer, Chief Financial Officer, and Assistant Secretary

OTHER LOAN PARTIES:	U. S. Xpress, Inc.,
a Nevada corporation

By:
	Name:	Ray M. Harlin
	Title:	Assistant Secretary and Treasurer

U. S. Xpress Leasing, Inc., a Tennessee corporation

By:
	Name:	Ray M. Harlin
	Title:	Assistant Secretary and Treasurer

Xpress Air, Inc.,
a Tennessee corporation

By:
	Name:	Ray M. Harlin
	Title:	Assistant Secretary

Xpress Global Systems, Inc., a Georgia corporation

By:
Name:	Ray M. Harlin
Title:	Assistant Secretary

Xpress Holdings, Inc., a Nevada corporation

By:
Name:	Mindy Walser
Title:	President

Associated Developments, LLC,
a Tennessee limited liability company

By:
Name:	Ray M. Harlin
Title:	Vice Manager and Assistant Secretary

TAL Power Equipment #1 LLC,
a Mississippi limited liability company

By:
Name:	Ray M. Harlin
Title:	Secretary and Treasurer

TAL Power Equipment #2 LLC,
a Mississippi limited liability company

By:
Name:	Ray M. Harlin
Title:	Secretary and Treasurer

TAL Real Estate LLC,
a Mississippi limited liability company

By:
Name:	Ray M. Harlin
Title:	Secretary and Treasurer

TAL Van #1 LLC,
a Mississippi limited liability company

By:
Name:	Ray M. Harlin
Title:	Secretary and Treasurer

Total Logistics Inc.,
a Mississippi corporation

By:
Name:	Ray M. Harlin
Title:	Secretary, Assistant Secretary, and Treasurer

Total Transportation of Mississippi LLC, a Mississippi limited liability company

By:
Name:	Ray M. Harlin
Title:	Secretary, Assistant Secretary, and Treasurer

Transportation Assets Leasing Inc., a Mississippi corporation

By:
Name:	Ray M. Harlin
Title:	Secretary, Assistant Secretary, and Treasurer

Transportation Investments Inc., a Mississippi corporation

By:
Name:	Ray M. Harlin
Title:	Secretary, Assistant Secretary, and Treasurer

Annex A

Wilmington Trust, National Association

ABA #: XXXXXXXX (Manufacturers & Traders Trust Company)

Account #: XXXXX-XXX

Account Name: U.S. Xpress Enterprises, Inc.

Attn: Jennifer Anderson

Annex B

[agreed forms of UCC termination statement(s)]

Annex C

[agreed forms of UCC amendments for Borrower and Xpress Leasing]